UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

ORTHOVITA, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 640-1775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 16, 2011, Orthovita, Inc. (“Orthovita”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Stryker Corporation, a Michigan corporation (“Parent”), and Owl Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the terms thereof:

•

Purchaser has agreed to commence a tender offer (the “Offer”), subject to certain conditions, no later than May 31, 2011, to purchase all the outstanding shares of Orthovita common stock (“Shares”) at a purchase price of $3.85 per share in cash (the “Offer Price”); and

•

as soon as practicable after the consummation of the Offer and satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Orthovita (the “Merger”), and Orthovita will become an indirect wholly-owned subsidiary of Parent. In the Merger, each Share remaining outstanding following the consummation of the Offer, other than Shares held by Orthovita or Parent or their respective subsidiaries, or by shareholders who have properly exercised their appraisal rights under Pennsylvania law, will be converted into the right to receive cash in an amount equal to the Offer Price.

The consummation of the Offer is subject to several closing conditions, including (i) that a majority of the outstanding shares of Orthovita common stock (determined on a fully diluted basis) be validly tendered and not withdrawn prior to the expiration of the Offer, (ii) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of a material adverse effect on Orthovita and (iv) certain other customary conditions. Neither the Offer nor the Merger is subject to any financing condition.

The parties to the Merger Agreement have agreed that if, following completion of the Offer, Parent, Purchaser and any other subsidiary of Parent collectively own at least 80% of the Shares, the Merger will be completed without a meeting of Orthovita’s shareholders pursuant to Pennsylvania’s “short-form” merger statute. If Parent, Purchaser and any other subsidiary of Parent collectively own less than 80% of the Shares following completion of the Offer, Orthovita will hold a special meeting of shareholders to obtain shareholder approval of the Merger.

Orthovita has agreed to customary covenants governing the conduct of its business, including the operation of its business in the ordinary course until (i) the date following consummation of the Offer on which a majority of Orthovita’s directors consists of designees of Purchaser or (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Orthovita has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Orthovita and to certain restrictions on its ability to respond to any such proposal, subject to fulfillment of certain fiduciary requirements of Orthovita’s board of directors. The Merger Agreement also includes customary termination provisions for both Orthovita and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Orthovita will be required to pay Parent a termination fee of $9,891,604.

Upon completion of the Offer, pursuant to their respective terms, all of Orthovita’s outstanding options to purchase Orthovita common stock and each share of restricted stock will vest and become exercisable. Upon consummation of the Merger, each option to purchase Orthovita common stock that is outstanding will be surrendered, and the holder of each such option will be entitled to receive an amount in cash equal to the excess of the Offer Price over the exercise price per share of such option, if any, multiplied by the total number of shares subject to such option. In addition, upon the consummation of the Merger, each share of restricted stock will be converted into the right to receive a cash payment equal to the Offer Price.

In addition, also on May 16, 2011, Orthovita entered into the Amendment No. 1 to Warrant (the “Warrant Amendment”) with LB I Group, Inc. (“LB I Group”), amending the Warrant, dated as of July 30, 2007 (the “Warrant”), entitling LB I Group, as the holder of the Warrant to purchase 1,100,000 shares of Orthovita common stock at the price of $3.41 per share. Pursuant to the terms of the Warrant Amendment, upon consummation of the Merger, the Warrant, to the extent not previously exercised, will entitle the holder thereof to receive an amount in cash equal to the excess of the Offer Price over the exercise price per share of the Warrant, multiplied by the total number of shares subject to the Warrant. The foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The summary of the principal terms of the Merger Agreement in this report and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Orthovita in its public reports filed with the Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Orthovita.

The Merger Agreement includes customary representations, warranties and covenants of Orthovita, Parent and Purchaser made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Orthovita, Purchaser and Parent and may be subject to important qualifications and limitations agreed to by Orthovita, Purchaser and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Orthovita’s SEC filings or may have been used for purposes of allocating risk among Orthovita, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Orthovita, Parent, Purchaser or any of the respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Tender and Voting Agreements

In connection with the Merger Agreement, Parent and Purchaser have entered into Tender and Voting Agreements with each of Orthovita’s directors and executive officers and with Essex Woodlands Health Ventures Fund VII, L.P.(“Essex Woodlands”) pursuant to which, among other things, such shareholders have agreed to tender (and deliver any certificates evidencing) all of their shares of Orthovita common stock (including shares acquired upon the exercise of options), representing approximately 14.5% of the fully diluted shares of Orthovita common stock, as well as any additional shares acquired after the date of Tender and Voting Agreement, in the Offer promptly following the commencement of the Offer, and in any event no later than 10 business days following the commencement of the Offer. The foregoing description of the Tender and Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Tender and Voting Agreement, which is filed as Exhibit 99.1 hereto, and Essex Woodlands’ Tender and Voting Agreement which is filed as Exhibit 99.2 hereto, each incorporated herein by reference.

Financial Advisor and Legal Advisor

J.P. Morgan Securities LLC served as exclusive financial advisor to Orthovita and delivered a fairness opinion to the Orthovita board of directors on the transaction. Duane Morris LLP served as legal counsel to Orthovita on the transaction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2011, Orthovita’s board of directors, upon recommendation of the compensation committee of the board of directors, approved the payment of a $500,000 bonus to Antony Koblish, Orthovita’s President and Chief Executive Officer, contingent upon the acceptance of Shares by Purchaser in the Offer.

Item 8.01 Other Events.

On May 16, 2011, Orthovita issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Notice to Investors

The Offer for Shares of Orthovita referred to in this Current Report on Form 8-K has not yet commenced. This report and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy Shares will be made pursuant to an offer to purchase and related materials that Purchaser intends to file with the SEC.

At the time the Offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO (including an offer to purchase, letter of transmittal and related tender offer documents) with the SEC and Orthovita will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Shareholders of Orthovita are strongly advised to read the Tender Offer Statement and the related Solicitation/Recommendation Statement because they will contain important information that shareholders should consider before making any decision regarding the Offer. The Tender Offer Statement and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all shareholders of Orthovita at no expense to them. These documents will be available at no charge on the SEC’s web site at http://www.sec.gov. Investors and shareholders may also obtain, at no charge, the documents filed with or furnished to the SEC by Orthovita at http://www.orthovita.com.

Forward-Looking Statements

This report contains forward-looking statements that are not historical facts. Orthovita has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “approximate” “outlook” or “continue” or the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this report include without limitation statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of Orthovita’s shareholders will tender their Shares in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the Offer and Merger may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Orthovita’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in Orthovita’s filings with the

SEC, including the “Risk Factors” sections of Orthovita’s most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q, as well as the tender offer documents to be filed by Purchaser and the Solicitation/Recommendation Statement to be filed by Orthovita. Copies of Orthovita’s filings with the SEC may be obtained at the “Investors” section of Orthovita’s website at http://www.orthovita.com. Orthovita does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this report are qualified in their entirety by this cautionary statement. Orthovita notes that forward-looking statements made in connection with the Offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995, as amended. Orthovita is not waiving any other defenses that may be available under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 16, 2011, among Stryker Corporation, Owl Acquisition Corporation and Orthovita, Inc.* (filed herewith)

10.1	Amendment No. 1 to Warrant, dated May 16, 2011, by Orthovita, Inc. and LB I Group, Inc. (filed herewith)

99.1	Form of Tender and Voting Agreement, dated as of May 16, 2011, between Purchaser and each of the directors and executive officers of Orthovita, Inc. and Essex Woodlands Health Ventures Fund VII, L.P. (filed herewith)

99.2	Tender and Voting Agreement, dated as of May 16, 2011, between Purchaser and Essex Woodlands Health Ventures Fund VII, L.P. (filed herewith)

99.3	Press Release dated May 16, 2011 (filed herewith)

*	The schedules to the Merger Agreement have been omitted from this report pursuant to Item 601(b)(2) of Regulation S-K. Orthovita will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ CHRISTINE J. ARASIN
Christine J. Arasin
Vice President and General Counsel

Dated: May 16, 2011